TRANSAMERICA LIFE INSURANCE COMPANY

Separate Account VA-2L

Supplement dated June 14, 2017

To the Prospectus for

DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE® VARIABLE ANNUITY

(Dated May 1, 2017)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Separate Account VA-2LNY

Supplement dated June 14, 2017

To the Prospectus for

DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE® VARIABLE ANNUITY

(Dated May 1, 2007)

Effective on or about August 21, 2017 (the “Closure Date”), the following subaccount (the “Subaccount”) will be closed to new investments:

•	TA Barrow Hanley Dividend Focused - Initial Class

“Closed to new investments” means no one can allocate additional amounts (either through policy transfers or additional premiums) to the Subaccount after the Closure Date.

If you have any amount in the Subaccount on the Closure Date, you may do the following (subject to the terms and conditions contained in the Prospectus):

•	transfer amounts out of the Subaccount into other subaccounts;

•	withdraw amounts from the Subaccount; and

•	Maintain your current investment in the Subaccount.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the Subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccount.

Any references in the Prospectus to the above Subaccount are hereby changed as noted above.

Investors Should Retain this Supplement for Future Reference